Exhibit 10.3

CERTAIN CONFIDENTIAL INFORMATION (MARKED BY BRACKETS AS “[***]”) HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Deed of Variation 1

VRM International Pty Ltd 136 687 155 (Head Licensor)

VRM Global Holdings Pty Ltd ACN 603 353 933 (Sub-Licensor)

VRM Biologik Inc (Nominated VRM Entity)

The Sustainable Green Team Ltd, a Delaware corporation (Sub-Licensee)

Contact - Hayden Delaney, Partner, h.delaney@hopgoodganim.com.au

BRISBANE		PERTH

Level 8, Waterfront Place, 1 Eagle Street	T +61 7 3024 0000	Level 27, Allendale Square, 77 St Georges Terrace	T +61 8 9211 8111
Brisbane Qld 4000 Australia	F +61 7 3024 0300	Perth WA 6000 Australia	F +61 8 9221 9100

Ex. 10.3 VRM-SGTM Amendment 10.12.22 Conformed-Redacted

PO Box 7822, Waterfront Place Qld 4001 Australia	PO Box Z 5312, St Georges Terrace, Perth WA 6831 Australia

Table of Contents

1.	Definitions and interpretation		1
	1.1	Definitions	1
	1.2	Terms used in Agreement	2
	1.3	Interpretation	2
	1.4	Business Days	3
	1.5	Parties	3
2.	Operative clauses		3
	2.1	Warranty	3
	2.2	Variation	3
	2.3	Confirmation of liability	4
	2.4	Time	9
	2.5	Confidentiality	9
3.	Notices		9
	3.1	Form	9
	3.2	Manner	10
	3.3	Time	10
	3.4	Initial details	10
	3.5	Changes	11
4.	Governing law and jurisdiction		11
	4.1	Governing law	11
	4.2	Jurisdiction	11
5.	Miscellaneous		11
	5.1	Exercise rights	11
	5.2	Legal effect	11
	5.3	Merger	11
	5.4	Moratorium legislation	11
	5.5	No assignment	12
	5.6	Remedies cumulative	12
	5.7	Severability	12
	5.8	Further assurance	12
	5.9	Costs	12
	5.10	Variation	12
	5.11	Waiver	12
	5.12	Counterparts	12
	5.13	Whole agreement	12

HopgoodGanim Lawyers 2214435 - Deed of Variation 1 (10.12.22)(SGTM)

Deed of Variation 1- Restricted Sub-Licence Agreement

Date Oct 12, 2022

Parties

VRM International Pty Ltd 136 687 155 (Head Licensor)

VRM Global Holdings Pty Ltd ACN 603 353 933 (Sub-Licensor)

VRM Biologik Inc (Nominated VRM Entity)

The Sustainable Green Team Ltd, a Delaware corporation (Sub-Licensee)

Background

A.	The Head Licensor, Sub-Licensor and Sub-Licensee and are parties to the Agreement.

B.	The Nominated VRM Entity acts as the sole entity of the Head Licensor and Sub-Licensor in the USA for management of the implementation and deployment of the Head Licensor’s Intellectual Property Rights.

C.	The Nominated VRM Entity wishes to accede to be bound by the Agreement (as varied by this Deed of Variation 1).

D.	The Head Licensor, Sub-Licensor, Nominated VRM Entity and Sub-Licensee have agreed to vary the Agreement in the manner set out in this deed.

It is agreed

1.	Definitions and interpretation

1.1	Definitions

In this deed:

Agreement means the agreement dated 9 August 2022 between Head Licensor, Sub- Licensor and Sub-Licensee relating to the Restricted Sub-Licence Agreement.

Authorised Officer of a party which is a corporation means:

(a) an employee of the party whose title contains either of the words Director or Manager;

(b) a person performing the function of any of them;

(c) a solicitor acting on behalf of the party; and

(d) a person appointed by the party to act as an Authorised Officer for the purposes of this deed and notified to the others.

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Business Day means:

(a) if determining when a notice, consent or other communication is given, a day that is not a Saturday, Sunday or public holiday in the place to which the notice, consent or other communication is sent; and

(b) for any other purpose, a day (other than a Saturday, Sunday or public holiday) on which banks are open for general banking business in Brisbane.

Deed of Variation 1 means this deed of variation 1 to the Agreement.

Government Body means:

(a) any person, body or other thing exercising an executive, legislative, judicial or other governmental function of any country or political subdivision of any country;

(b) any public authority constituted by or under a law of any country or political subdivision of any country; and

(c) any person deriving a power directly or indirectly from any other Government Body.

Obligation means any commitment, covenant, duty, obligation or undertaking whether arising by operation of law, in equity or by statute and whether expressed or implied.

1.2	Terms used in Agreement

Any term used in this deed which is not defined in this deed will have the meaning given to that term in the Agreement.

1.3	Interpretation

(a) Unless the contrary intention appears, a reference in this deed to:

(1) this deed or another document includes any variation or replacement of it despite any change in the identity of the parties;

(2) one gender includes the others;

(3) the singular includes the plural and the plural includes the singular;

(4) a person, partnership, corporation, trust, association, joint venture, unincorporated body, Government Body or other entity includes any other of them;

(5) an item, recital, clause, subclause, paragraph, schedule or attachment is to an item, recital, clause, subclause, paragraph of, or schedule or attachment to, this deed and a reference to this deed includes any schedule or attachment;

(6) a party includes the party’s executors, administrators, successors, substitutes (including a person who becomes a party by novation) and permitted assigns;

(7) any statute, ordinance, code or other law includes regulations and other instruments under any of them and consolidations, amendments, re-enactments or replacements of any of them;

(8) money is to United States dollars, unless otherwise stated; and

(9) a time is a reference to Florida time unless otherwise specified.

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(b) The words include, including, such as, for example and similar expressions are not to be construed as words of limitation.

(c) Where a word or expression is given a particular meaning, other parts of speech and grammatical forms of that word or expression have a corresponding meaning.

(d) Headings and any table of contents or index are for convenience only and do not affect the interpretation of this deed.

(e) A provision of this deed must not be construed to the disadvantage of a party merely because that party or its advisers were responsible for the preparation of this deed or the inclusion of the provision in this deed.

(f) Any capitalized terms used herein but not otherwise defined, shall have the meaning set forth in the Agreement.

1.4	Business Days

(a) If anything under this deed must be done on a day that is not a Business Day, it must be done instead on the next Business Day.

(b) If an act is required to be done on a particular day, it must be done before 5.00pm on that day or it will be considered to have been done on the following day.

1.5	Parties

(a) If a party consists of more than one person, this deed binds each of them separately and any two or more of them jointly.

(b) An agreement, covenant, obligation, representation or warranty in favour of two or more persons is for the benefit of them jointly and each of them separately.

(c) An agreement, covenant, obligation, representation or warranty on the part of two or more persons binds them jointly and each of them separately.

(d) A party which is an undisclosed trustee is bound both personally and in its capacity as trustee.

2.	Operative clauses

2.1	Accession

As of the date of this Deed of Variation 1, the Nominated VRM Entity:

(a) accedes to be bound by the Agreement;

(b) becomes a party to the Agreement, as varied by this Deed of Variation 1.

2.2	Warranty

(a) As of the date of this Deed of Variation 1, each party represents, warrants and covenants to each other party, that it has obtained all relevant regulatory approvals and shareholder approvals required by Law for completion of the transaction, including in accordance with all applicable regulatory requirements, including where applicable the requirements of the ASX Listing Rules and the applicable provisions of the Corporations Act 2001 (Cth) and equivalent regulatory oversight in the USA.

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(b) As of the date of this Deed of Variation 1, Head Licensor and Sub-Licensor each represent, warrant and covenant to Sub-Licensee that the Nominated VRM Entity is: (i) a corporation duly organized, validly existing, and in good standing under the laws of the State of Washington, USA, and is duly qualified to transact business as a foreign corporation and is in good standing in every jurisdiction in which the conduct of its business requires it to be so qualified; (ii) a wholly-owned subsidiary of Sub-Licensor; and (iii) the exclusive holder and sole authorized licensee of the right to manage and deploy programs involving licensees to the Intellectual Property of the Head Licensor and Sub-Licensor in the USA, which may be exploited in the Territory.

2.3	Variation

From the date of this Deed of Variation 1, the following changes are made to the Agreement:

(a) Under the heading of “Definitions”, the following shall be added:

“Additional Shares – the meaning set forth in Section 2(d) of Schedule 2 to Terms Schedule.”

Further, the following shall be added:

“Term – The period of time described in Item 3 of Annexure A of this License Agreement.”

(b) Item 3 of Annexure A of the Agreement is varied by replacing references to “(5) years after the date hereof” with:

“(10) ten years after the date of Deed of Variation 1, with an option to renew for an additional (5) five year period”

(c) Item 8 of Annexure A of the Agreement is deleted and replaced in toto with the following:

“Item 8: the State of Florida and the State of Washington, both in the USA, and in addition, all islands located in the Caribbean Sea (such states in the USA and islands in the Caribbean to be collectively referenced hereafter as the “Territory”); provided, however, it is further agreed that (a) Sub-Licensee shall be the exclusive manufacturer of Outputs located within the states of Florida and Washington in the USA, and throughout the Caribbean; (b) Sub-licensee shall have the non-exclusive right to market and distribute the Outputs throughout the United States of America, and (c) Sub-licensee shall (during the Term of this Agreement, and subject to Sub-Licensee’s compliance with the terms of this Agreement) have the exclusive right to market and distribute Outputs in Smaller Packaging (hereinafter defined) throughout the United States of America. As used herein, the term “Smaller Packaging” shall mean packages of Outputs in a size of less than one (1) cubic yard.

For purposes of clarity, the term “Territory” as used in this License Agreement shall mean and refer to the states of Florida and Washington in the USA, and the islands located within the Caribbean Sea, and such other areas within the United States of America for which Sub-Licensee shall have distribution rights pursuant to the immediately preceding paragraph.”

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(d) A new Schedule 2 to the Terms Schedule of the Agreement is inserted as follows:

Schedule 2 to Terms Schedule

In consideration of the additional respective rights and obligations to the parties granted by Deed of Variation 1, the parties agree:

1.	Extended capacity

a.	To implement an extended agreement which delivers capacity to produce an increased volume of Sub-Licensor’s soil amendment products and capacity to manufacture Sub-Licensor’s ready to use catalysts which are in turn used to make Soil Amendment products in:

i.	a site in the State of Florida, USA;
ii.	a site in the State of Washington, USA; and
iii.	such other sites in the USA or abroad as the parties may from time to time mutually agree.

b.	It is intended that this increased capacity will be sufficient to allow the Sub- Licensee to commence manufacture of a minimum of 4 million cubic yards of soil amendment products, including Sub-Licensor’s HumiSoil® and commensurate volumes of its companion product(s).

c.	The parties intend initially to operate together with the co-location of on- going production of Sub-Licensor’s core catalyst product at facilities operated by the parties. It is intended that this co-location of facilities for the manufacture of Sub-Licensor’s core catalysts will facilitate on-going supply by Sub-Licensor to Sub-Licensee of those products which will be used by Sub-Licensee to manufacture soil amendment products at various locations at which it operates facilities pursuant to the Agreement.

2.	Additional elements of engagement

The parties agree to collaboratively work together to implement the following additional elements of engagement between the parties:

a.	Delivery by the Sub-Licensor of a full production unit for ready to use catalysts manufactured by a VRM Entity to the Sub-Licensee at an agreed site in Florida. This full production unit will include capacity to produce sufficient ready to use catalysts to manufacture a minimum of 4 Million cubic yards of Sub-Licensor’s soil amendment catalysts including HumiSoil® and a commensurate volume of the companion products applied in soil amendment programs with HumiSoil®, substantially in the volumes, at the prices and the market values further detailed in Annexure L, which is fully integrated herein and incorporated by reference.

b.	Co-Location of production facilities of Sub-Licensor with facilities of Sub- Licensee such that future core catalyst production may take place in the States of Florida Washington in the USA.

c.	Development of an agreed plan to complete licensed manufacture of soil amendment catalysts in other strategic locations across the USA.

d.	A Script for Script issue which sees Sub-Licensor (VRM Global Holdings Pty Ltd) issued 6,000,000 shares of common stock in the Sub-Licensee (the “Additional License Shares”), and issue by VRM Biologik Inc. (a wholly owned subsidiary of the Sub-Licensor) of ten percent (10%) of the common stock of VRM Biologik Inc. (a wholly owned subsidiary of the Sub-Licensor) to Sub-Licensee.

3.	Additional consideration:

a.	The Sub-Licensee agrees that it will make a cash payment to a party to be nominated by Sub-Licensor for purchase of a quantity of Sub-Licensor products equating to a full production unit for Sub-Licensor products. Consideration for this purchase is $7,200,000 which is to be paid in

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(e) The parties confirm that references throughout the Agreement to “license” and “licence” reflect variations in spelling between Australia and the USA, but refer to the same word.

(f) Under the heading of “Interpretation”, the discussion of currency in sub-section (a) is deleted and replaced in toto with the following:

“Unless expressly stated otherwise, United States Dollars is the sole currency set forth and utilized in this License Agreement.”

(g) Under the heading of “Intellectual Property Rights”, sub-section 3(c) is added to state the following:

“(c) Head Licensor and Sub-Licensor, represent, warrant and covenant, respectively, that Head Licensor shall issue or re-issue to Sub-Licensor, from time to time as reasonably necessary throughout the Term, exclusive license for the continuous use, deployment and distribution of the Head Licensor’s Intellectual Property, and that Sub-Licensor shall duly and promptly sub-license the same to the Nominated VRM Entity (a wholly owned subsidiary of the Sub-Licensor) throughout the Term, to manage and implement licenses to the Head Licensor’s Intellectual Property , including the terms memorialized in Schedule 2 to Terms Schedule.”

(h) Under the heading “Sales, Marketing and Production”, sub-section 8(b) is deleted and replaced in toto with the following:

“(b) The Sub-Licensor shall have the option to purchase, in amounts determined by the sole discretion of the Sub-Licensee, up to 100% of the volume of each batch of the Outputs produced by the Sub-Licensee at the Buy-Back Price listed in item 4 (d) of Annexure A .. If the Sub-Licensor exercises its option under this clause 8(b):

(I) the Sub-Licensee must sell the Outputs to the Sub-Licensor for the Buy-Back Price listed in item 4 (d) of Annexure A; and

(II) make the Outputs available for collection at the Sub-Licensee’s premises or the land specified at Item 2 of Annexure A.

Sub-Licensor shall promptly assign to Sub-Licensee any right Sub-Licensor may have within the Territory with respect to the repurchase of Outputs produced by other manufacturers. In addition, Sub-Licensor may from time to time provide Sub-Licensee with an option (exercisable upon written notice provided with 10 days of written notice of such option) to take up similar rights over Outputs from licensed processors in areas inside the USA and outside of the Territory.

(i) Under the heading of “Section 25. Schedules and Annexures”, insertion of the following reference:

“Annexure L – Extended inventory supplied by VRM Biologik Group”

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In addition, the last sentence of “Section 25. Schedules and Annexures” is deleted and replaced in toto with the following:

“These Schedules and Annexures are an integral part of this Licence Agreement, which are fully integrated with and incorporated by reference into the License Agreement.”

(i) Under the heading “Governing Law and Dispute resolution”, Section 31 is deleted and replaced in toto with the following:

“31. This License Agreement shall be solely governed by the Laws of the United States of America and the Laws of the State of Florida, as applied to agreements performed wholly within the State of Florida. Any controversy over or need to interpret this License Agreement shall be solely brought before the state or federal courts located in Orange County, Florida.”

(j) After Section 40, a new section heading is inserted, labelled “Securities Related Representations and Warranties” and, along with a new series of sections beginning with Section 41 and ending with Section 51, state the following:

“Securities Related Representations and Warranties. Sub-Licensor represents and warrants to Sub-Licensee as follows with respect to the receipt of the License Fee Shares and the Additional Shares (collectively, the “Securities”):

41. Sub-Licensor understands and agrees that the consummation of this Agreement including the delivery of the Securities to Sub-Licensor as contemplated hereby constitutes the offer and sale of securities under the United States Securities Act of 1933, as amended (the “Securities Act”) and applicable state statutes and that the Securities are being acquired for Sub-Licensor’s own account and not with a present view towards the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the Securities Act.

42. Sub-Licensor is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D under the Securities Act (an “Accredited Investor”).

43. Sub-Licensor understands that the Securities are being offered and sold to Sub-Licensor in reliance upon specific exemptions from the registration requirements of United States federal and state securities Laws and that the Sub-Licensee is relying upon the truth and accuracy of, and Sub-Licensor’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of Sub-Licensor set forth herein in order to determine the availability of such exemptions and the eligibility of Sub-Licensor to acquire the Securities.

44. Sub-Licensor and Sub-Licensor’s advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Sub-Licensee and materials relating to the offer and sale of the Securities which have been requested by Sub- Licensor or Sub-Licensor’s advisors. Sub-Licensor and Sub-Licensor’s advisors, if any, have been afforded the opportunity to ask questions of the Sub-Licensee. Sub-Licensor understands that Sub-Licensor’s investment in the Securities involves a significant degree of risk.

45. At no time was Sub-Licensor presented with or solicited by any leaflet, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or solicited or invited to attend a promotional meeting otherwise than in connection and concurrently with such communicated offer. Sub-Licensor is not purchasing the Securities acquired by Sub-Licensor hereunder as a result of any “general solicitation” or “general advertising,” as such terms are defined in Regulation D under the Securities Act, which includes, but is not limited to, any advertisement, article, notice or other communication regarding the Securities acquired by Sub-Licensor hereunder published in any newspaper, magazine or similar media or on the internet or broadcast over television, radio or the internet or presented at any seminar or any other general solicitation or general advertisement.

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46. Sub-Licensor is acquiring the Securities for Sub-Licensor’s own account as principal, not as a nominee or agent, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof in whole or in part and no other person has a direct or indirect beneficial interest in the Securities. Further, Sub-Licensor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to the Securities.

47. Sub-Licensor understands that (i) the sale or re-sale of the Securities has not been and is not being registered under the Securities Act or any applicable state securities laws, and the Securities may not be transferred unless (1) the Securities are sold pursuant to an effective registration statement under the Securities Act, (2) Sub-Licensor shall have delivered to the Sub-Licensee, at the cost of Sub-Licensor, an opinion of counsel that shall be in form, substance and scope customary for opinions of counsel in comparable transactions to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration, which opinion shall be accepted by the Sub-Licensee, (3) the Securities are sold or transferred to an “affiliate” (as defined in Rule 144 promulgated under the Securities Act (or a successor rule) (“Rule 144”)) of Sub-Licensor who agrees to sell or otherwise transfer the Securities only in accordance with this Section and who is an Accredited Investor, (4) the Securities are sold pursuant to Rule 144, (5) the Securities are sold pursuant to Regulation S under the Securities Act (or a successor rule) (“Regulation S”), or (6) the Securities are sold pursuant to the exemption from registration afforded under Section 4(a)(1) or Section 4(a)(7) of the Securities Act, and Sub-Licensor shall have delivered to the Sub-Licensee, at the cost of Sub-Licensor, an opinion of counsel that shall be in form, substance and scope customary for opinions of counsel in corporate transactions, which opinion shall be accepted by the Sub-Licensee; (ii) any sale of such Securities made in reliance on Rule 144 may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any re-sale of such Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the Securities and Exchange Commission thereunder; and (iii) neither the Sub-Licensee nor any other person is under any obligation to register such Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder (in each case).

48. Sub-Licensor understands that no public market now exists for the Securities, and that the Sub-Licensee has made no assurances that a public market will ever exist for the Securities.

49. Sub-Licensor, either alone or together with Sub-Licensor’s representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Sub-Licensor is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

50. Sub-Licensor understands that no United States federal or state agency or any other governmental or state agency has passed on or made recommendations or endorsement of the Securities or the suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the transactions set forth herein.

51. Any legend required by the securities laws of any state to the extent such laws are applicable to the Securities represented by the certificate so legended shall be included on any certificates representing the Securities. Sub-Licensor also understands that the Securities may bear the following or a substantially similar legend:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR REGISTERED OR QUALIFIED UNDER ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, DELIVERED AFTER SALE, TRANSFERRED, PLEDGED, OR HYPOTHECATED UNLESS QUALIFIED AND REGISTERED UNDER APPLICABLE STATE AND FEDERAL SECURITIES LAWS OR UNLESS, IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY, SUCH QUALIFICATION AND REGISTRATION ARE NOT REQUIRED. ANY TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS FURTHER SUBJECT TO OTHER RESTRICTIONS, TERMS AND CONDITIONS WHICH ARE NOT SET FORTH HEREIN.

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(k) A new Annexure L, entitled “Extended inventory supplied by VRM Biologik Group” is inserted following Annexure K of the Agreement, consisting of the spreadsheet attached hereto as Exhibit A.

2.4	Confirmation of liability

The Head Licensor, Sub-Licensor and Sub-Licensee:

(a) affirm the terms of the Agreement (as varied by this deed); and

(b) acknowledge that their liability under the Agreement is not discharged or varied by this deed except to the extent that this deed may otherwise expressly specify.

2.5	Time

If, under the Agreement, time is of the essence in relation to the performance of an Obligation of a party, time remains of the essence in relation to that Obligation unless this deed specifies otherwise.

2.6	Confidentiality

A party must not disclose the contents or terms of this deed or any information or documents received by it in connection with the negotiation or terms of this deed without the prior written consent of each other party unless:

(a) disclosure is permitted by the express terms of this deed;

(b) the information is available to the public generally (except as a result of a previous breach of this clause);

(c) the disclosure is required by law; or

(d) the disclosure is made on a confidential basis to any representative or professional advisor of the party for the purpose of obtaining advice.

3.	Notices

3.1	Form

Any notice or other communication to or by any party must be:

(a) in writing and in the English language;

(b) addressed to the address of the recipient in clause 3.4 or to any other address as the recipient may have notified the sender; and

(c) be signed by the party or by an Authorised Officer of the sender.

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3.2	Manner

In addition to any other method of service authorised by law, the notice may be:

(a) personally served on a party;

(b) left at the party’s current address for service;

(c) sent to the party’s current address for service by prepaid ordinary mail or if the address is outside Australia by prepaid airmail;

(d) sent by facsimile to the party’s current numbers for service; or

(e) sent by electronic mail to the party’s electronic mail address.

3.3	Time

If a notice is sent or delivered in the manner provided in clause 3.2 it must be treated as given to or received by the addressee in the case of:

(a) delivery in person, when delivered;

(b) delivery by post:

(1) in Australia to an Australian address, the fourth Business Day after posting; or

(2) in any other case, on the tenth Business day after posting;

(c) facsimile, when a transmission report has been printed by the sender’s facsimile machine stating that the document has been sent to the recipient’s facsimile number; or

(d) electronic mail, if and when the intended recipient acknowledges receipt of the email.

3.4	Initial details

The addresses and numbers for service are initially:

Head Licensor

Electronic Mail:	ken.bellamy@vrmbiologik.com
Attention:	Ken Bellamy

Sub-Licensor

Electronic Mail:	ken.bellamy@vrmbiologik.com
Attention:	Ken Bellamy

Sub-Licensee

Address:	24200 County Rd 561, Astatula, Florida, 34705
Electronic Mail:	traynor@sgtmltd.com
Attention:	Anthony Raynor

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3.5	Changes to address

A party may from time to time change its address or numbers for service by notice to each other party.

4.	Governing law and jurisdiction

4.1	Governing law

This deed is solely governed by and construed in accordance with the laws of the United States of America and the laws of the State of Florida, as applied to agreements performed wholly within the State of Florida.

4.2	Jurisdiction

Each party irrevocably:

(a) submits to the jurisdiction of the state and federal courts located in Orange County, Florida and the courts competent to determine appeals from those courts, with respect to any proceedings which may be brought at any time relating to this deed; and

(b) waives any objection it may now or in the future have to the venue of any proceedings, and any claim it may now or in the future have that any proceedings have been brought in an inconvenient forum, if that venue falls within paragraph 4.2(a), or that any courts located in Orange County, Florida lack personal jurisdiction to judge a claim arising hereunder. In addition, each party waives formal requirements for service of process and expressly agrees to accept process via email, the receipt of which shall be promptly confirmed by reply email from the intended recipient.

5.	Miscellaneous

5.1	Exercise rights

A single or partial exercise or waiver by a party of any right under or relating to this deed will not prevent any other exercise of that right or the exercise of any other right.

5.2	Legal effect

Each party acknowledges and agrees for the benefit of each other party that this document is intended to take effect as a deed. Each party executes this document with the intention that it will be immediately legally bound by this document.

5.3	Merger

If the liability of a party to pay money under this deed becomes merged in any deed, judgment, order or other thing, the party liable must pay interest on the amount owing from time to time under that deed, judgment, order or other thing at the higher of the rate payable under this deed and that fixed by or payable under that deed, judgment, order or other thing.

5.4	Moratorium legislation

Any law which varies prevents or prejudicially affects the exercise by a party of any right, power or remedy conferred on it under this deed is excluded to the extent permitted by law.

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5.5	No assignment

A party must not assign, transfer or novate all or any part of its rights or obligations under or relating to this deed or grant, declare, create or dispose of any right or interest in it, without the prior written consent of each other party, which consent shall not be unreasonably withheld, conditioned or delayed.

5.6	Remedies cumulative

The rights and remedies under this deed are cumulative and not exclusive of any rights or remedies provided by law.

5.7	Severability

If a provision of this deed is illegal, invalid, unenforceable or void in a jurisdiction it is severed for that jurisdiction and the remainder of this deed has full force and effect and the validity or enforceability of that provision in any other jurisdiction is not affected.

5.8	Further assurance

Each party must promptly at its own cost do all things (including executing and delivering all documents) necessary or desirable to give full effect to this deed and the transactions contemplated by it.

5.9	Costs

Each party is responsible for all its own costs incurred in the negotiation and performance of this deed including legal costs.

5.10	Variation

An amendment or variation to this deed is not effective unless it is in writing and signed by the parties.

5.11	Waiver

(a) A party’s waiver of a right under or relating to this deed, whether prospectively or retrospectively is not effective unless it is in writing and signed by that party.

(b) No other act, omission or delay by a party will constitute a waiver of a right.

5.12	Counterparts

This deed may be executed in any number of counterparts each of which will be considered an original but all of which will constitute one and the same instrument. A party who has executed a counterpart of this deed may deliver it to, or exchange it with, another party by:

(a) faxing; or

(b) emailing a pdf (portable document format) copy of, the executed counterpart to that other party.

5.13	Whole agreement

This deed:

(a) is the entire agreement and understanding between the parties relating to the subject matter of this deed; and

(b) supersedes any prior agreement, representation (written or oral) or understanding on anything connected with that subject matter.

HopgoodGanim Lawyers 2214435 - Deed of Variation 1 (10.12.22)(SGTM)	Page 12 of 14

Deed of Variation 1- Restricted Sub-Licence Agreement

Signing page

Executed as a deed by VRM International Pty Ltd
136 687 155

/s/ Kenneth Michael Bellamy
Director/Sole Director/Sole Director and Secretary	Director/Secretary (if applicable)

Kenneth Michael Bellamy
Print full name of Director/Sole Director	Print full name of Director/Secretary

Executed as a deed by VRM Global Holdings Pty Ltd
ACN 603 353 933

/s/ Kenneth Michael Bellamy
Director/Sole Director/Sole Director and Secretary	Director/Secretary (if applicable)

Kenneth Michael Bellamy
Print full name of Director/Sole Director	Print full name of Director/Secretary

Executed as a deed by The Sustainable Green Team Ltd, a Delaware corporation

/s/ Anthony Raynor
Director/Sole Director/Sole Director and Secretary	Director/Secretary (if applicable)

Anthony Raynor
Print full name of Director/Sole Director	Print full name of Director/Secretary

Executed as a deed by VRM Biologik Inc

/s/ Kenneth Michael Bellamy
Director/Sole Director/Sole Director and Secretary	Director/Secretary (if applicable)

Kenneth Michael Bellamy
Print full name of Director/Sole Director	Print full name of Director/Secretary

HopgoodGanim Lawyers 2214435 - Deed of Variation 1 (10.12.22)(SGTM)	Page 13 of 14

Deed of Variation 1- Restricted Sub-Licence Agreement

EXHIBIT A

ANNEXURE L

(Attached)

HopgoodGanim Lawyers 2214435 - Deed of Variation 1 (10.12.22)(SGTM)	Page 14 of 14

ANNEXURE L

Extended Inventory to be Supplied by VRM Biologik Group

	IBC (264 Gallon Totes)*	Yards	Gallons	Sale Price Per Yard	Sale Price Per Gallon	Value In Store	Yards Made	Gallons Made	Sale Price Per Yard	Sale Price Per Gallon	Value at Market
Finished HumiSoil		0		[***]		[***]			[***]		0
Finished XLR8 Bio	0		0		[***]	[***]				[***]	0

Ingredients to Make HumiSoil	3200		844800		[***]	[***]	[***]		[***]		760,000,000
Ingredients to Make XLR8 Bio & Other Products	2730		720720		[***]	[***]		[***]		[***]	227,500,000

Total Volumes Delivered	[***]	In Store Inventory Value	[***]

Total Inventory Value	987,500,000

*Equivalent volume to be delivered on site -- may be delivered by way of manufacture in high volume storage containers